UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 18, 2008
                Date of Report (Date of earliest event reported)


                           DOMARK INTERNATIONAL, INC.
           (Name of small business issuer as specified in its charter)

          Nevada                        333-136247               20-4647578
  (State or jurisdiction of            (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

1809 East Broadway #125, Oviedo, Florida                           32765
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 757-572-9241

          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,  the terms "we",  "us",  "our",  "our company"  refer to
Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 16, 2008, we closed a agreement with JAVACO, Inc,., an Ohio corporation ("Javaco") and Judith Vazquez (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement we completed the purchase of all the issued and outstanding shares of Javaco. Judith Vazquez is the sister-in-law of R. Thomas Kidd, our Chief Executive Officer. The Closing of the transaction occurred on July 18, 2008 (the "Closing").

As consideration for all the issued and outstanding shares of Javaco, we issued the shareholders of Javaco, seven hundred and fifty thousand shares of our common stock, and common stock purchase warrants as follows: 20,000 common stock purchase warrants at an exercise price of $3.00 per share, expiring on December 31, 2008; 20,000 common stock purchase warrants at an exercise price of $4.00

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per share,  expiring on 40,000  common  stock  purchase  warrants at an exercise price of $5.00 per share, expiring on December 31, 2010.

The issuance of the securities above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 above.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of business acquired.

The financial statements required by this Item 9.01(a).

(b) Pro Forma financial information

The pro forma financial information required by this Item 9.01(b).

(d) Exhibits

     10.1 Agreement by and between Domark International, Inc., Javaco, Inc. and Judith Vasquez, dated July 15, 2008.

     99.1     Javaco,  Inc.  Audited  Balance  Sheet as of December 31, 2007 and
              2006  and  the  related  (audited)   consolidated   statements  of
              operations, changes in stockholders' equity, and cash flows.

     99.2 Unaudited Pro Forma Combined Financial Statements of Domark International, Inc. and Javaco, Inc

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Domark International, Inc.

Date: July 22, 2008

                                            By /s/ R. Thomas Kidd
                                              ----------------------------------
                                              R. Thomas Kidd
                                              Chief Executive Officer


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